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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 15, 1999


                      LET'S TALK CELLULAR & WIRELESS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


            FLORIDA                      0-23351               65-0292891
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(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)         File Number)       Identification Number)


         800 BRICKELL AVE., STE. 400
         MIAMI, FL 33131                                         33131
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (305) 358-8255
                                                     --------------


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  (Former name, former address and fiscal year, if changed since last report.)


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Item 5.   OTHER EVENTS.

           The following Consolidated Balance Sheet as of February 28, 1999 is being filed by the Registrant at the request of the Nasdaq National Market:

              LET'S TALK CELLULAR & WIRELESS, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                                                                                      FEBRUARY 28,
                                                                                          1999
                                                                                      -----------
                                                                                      (UNAUDITED)
                                     ASSETS
Current assets:
  Cash and cash equivalents                                                           $ 2,420,628
  Accounts receivable, net                                                             20,905,670
  Inventories                                                                          20,024,039
  Prepaid expenses                                                                        554,811
  Deferred tax asset                                                                      836,806
                                                                                      -----------
    Total current assets                                                               44,741,954

Property and equipment, net                                                            12,758,183
Other assets, net                                                                       1,139,238
Intangible assets, net                                                                 36,149,125
                                                                                      -----------
Total assets                                                                          $94,788,500
                                                                                      ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Trade accounts payable                                                              $17,358,198
  Bank lines of credit                                                                 10,428,609
  Accrued expenses                                                                      6,170,964
  Current portion of bank term loan and obligations under capital leases                2,748,917
  Income taxes payable                                                                  1,427,897
  Deferred revenues                                                                     1,247,828
  Customer deposits                                                                       221,111
                                                                                      -----------
    Total current liabilities                                                          39,603,524

Bank term loan, less current portion                                                   17,750,000
Obligation under capital leases, less current portion                                     442,971
Other liabilities                                                                         523,762
Deferred tax liability                                                                    423,978
Commitments and contingencies

Shareholders' equity:
  Preferred stock, $.01 par value, 1,000,000 shares authorized, none issued
    and outstanding                                                                            --
  Common stock, $.01 par value, 50,000,000 shares authorized, 8,749,762
     shares issued and outstanding                                                         87,498
Additional paid-in capital                                                             33,716,669
Retained earnings                                                                       2,240,098
                                                                                      -----------
  Total shareholders' equity                                                           36,044,265
                                                                                      -----------
Total liabilities and shareholders' equity                                            $94,788,500
                                                                                      ===========




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LET'S TALK CELLULAR & WIRELESS, INC.
(Registrant)



March 15, 1999                    By: /s/ David Eisenberg
                                      ------------------------------------------
                                      DAVID EISENBERG
                                      Chief Executive Officer and Co-Chairman of
                                      the Board



March 15, 1999                    By: /s/ Brett Beveridge
                                      ------------------------------------------
                                      BRETT BEVERIDGE
                                      President and Co-Chairman of the Board



March 15, 1999                    By: /s/ Dan Cammarata
                                      ------------------------------------------
                                      DAN CAMMARATA
                                      Chief Financial Officer






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